Exhibit 99.1

Investor Presentation August 2011 ADVANCING THE VISION

Except for the historical information contained herein, the matters discussed in this presentation constitute forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those projected. These include the rate at which Hanger grows same-center net sales, competitive pressures within the industry, government regulation and reimbursement, and other factors discussed from time to time in the reports filed by the company with the Securities and Exchange Commission. The company assumes no obligation to update information contained in this presentation. SAFE HARBOR 1

Be the partner of choice for products and services that enhance human physical capability. VISION 2

OVERVIEW Distribution Patient Care Therapeutics Solutions 11% of annualized revenues $99 million revenue 81% of annualized revenues Linkia 8% of annualized revenues ACP, Inc. IN, Inc. $732 million revenue $868 million in LTM revenues Adjusted EBITDA $136 million LTM 3 $65 Million Annualized revenue

DISCIPLINED DIVERSIFICATION OF REVENUE MARKET 4 Other Rehabilitation $1.1 billion market Post Acute Rehabilitation $0.2 billion market Traditional O&P $2.6 billion market

DISCIPLINED DIVERSIFICATION OF REVENUE 5 HANGER’S SHARE 27% of Traditional O&P Market 30% of Post Acute Rehabilitation Market Other Rehabilitation $1.1 billion market Post Acute Rehabilitation $0.2 billion market Traditional O&P $2.6 billion market

COMPELLING GROWTH DRIVERS Sources: Company estimates; Wall Street Research; 2003–2006 National Health and Nutrition Examination Survey; National Institutes of Health; Amputee Coalition of America. Aging Population (U.S.) (%) Diabetes – Prevalence By Age Group Disease and aging population Advancing technology Regulatory reform Increased focus on lowering costs 6

PATIENT CARE

One or more certified practitioners Technical personnel Office administrators Line of site incentives to grow revenues and collect receivables CAGR up 7.7% (2007 -2010) PATIENT CARE PROFILE BUSINESS OVERVIEW CENTER OVERVIEW Over 675 O&P patient-care centers Over 1,100 O&P certified and licensed practitioners Stand alone – design, fabricate and fit Treat more than 650,000 patients annually 8

PATIENT CARE MARKET POSITION Only national or regional provider Hanger operates ~25% of accredited O&P facilities No other provider has more than 2% market share Adjacent market of $1.4 Billion Principal Reimbursement Sources for Patient Care Services $2.6 Billion US Market 9

First to market with new technologies and products Linkia Network Management Diversification into new adjacent businesses CARES Dosteon Solutions Small O&P acquisitions Sales synergies with ACP PATIENT CARE GROWTH OPPORTUNITIES 10

First and only O&P network management company Insurers’ exclusive or preferred provider of their network Hanger network of approximately 1,000 O&P centers 44 contracts; 1-3 years; auto renew Value proposition to large name companies through expanded services 28% CAGR of contracted revenues (2007-2010) LINKIA NETWORK MANAGEMENT 11

DISTRIBUTION

Largest dedicated distributor of O&P devices and components Over 26,000 O&P related items 5 strategically located distribution facilities Comprehensive Customer Service Manufacture and distribute therapeutic footwear Net sales $99 million LTM and CAGR of 14% (2007-2010) Inter-company sales $178 million LTM DISTRIBUTION PROFILE 13

Increase depth and breadth of product line Increase penetration of existing customer base Expand customer base Expand market presence geographically Apply core competencies to adjacent businesses Expand O&P fabrication operation to Independent O&P Providers DISTRIBUTION OPPORTUNITIES 14

THERAPEUTIC SOLUTIONS

Innovative Neurotronics Development and commercialization of products V-Hold and WalkAid Accelerated Care Plus (ACP) Value proposition to rehabilitation providers Technology, clinical modalities, training and education THERAPEUTIC SOLUTIONS— Diversification of Revenue 16

ACP OVERVIEW

ACP enables post-acute providers with 24 evidence-based clinical therapy programs

Physical Agent Modality Basics
Wound Healing
Fall Prevention
Continence Improvement
Contracture Management
Pain Management
Physical Agent Modality Basics

Osteoarthritis of the Knee
Orthotic Therapy
Hemiplegic Gait
Chronic Obstructive Pulmonary Disease
Electrode Application & Safety
Rheumatoid Arthritis of Wrist & Hand
Stroke – Hand Edema

Stroke Recovery
Herpes Zoster (Shingles)
Sports & Orthopedic Rehabilitation
PRE's with Elastic Bands
Aerobic Exercise for Aging Adults
PAM Documentation Recommendations

Clients facility's standard equipment package


OMNISTIM® 500 AND OMNISTIM® FX2
ELECTRICAL STIMULATION
MEGAPULSE®
SHORTWAVE
DIATHERMY
OMNISOUND® 300
ULTRASOUND
OMNICYCLE®
MOTOR
ASSISTED CYCLE

Monthly Supplies



17

18 ACP MARKET OPPORTUNITIES ACP offers Hanger a $1.3 billion revenue post-acute opportunity Core SNF Business – $241 Million Opportunity Strong Core Business Recurring revenue business model with high customer retention Strong demographic trends Advancing new technologies, products and modalities combined with 30% penetration leading to growth within the SNF core business Well established regulatory & reimbursement strategy Insulated from direct reimbursement risk Other Rehab Settings – $1.1 Billion Opportunity Long-Term Growth Platform Natural progression into other post-acute settings Strong post-acute customer relationships provide significant opportunities for product/service extensions Seasoned management team possesses a track record for successfully managing growth and expansion Extend Reach to Additional Markets with Numerous Organic Growth and Acquisition Opportunities +

FINANCIAL OVERVIEW

Earnings and margin growth Substantial cash flow generation Low maintenance capital expenditures Strong balance sheet management Moderate leverage post ACP acquisition SOLID FINANCIAL POSITION 20

22nd consecutive quarter of meeting or beating consensus earnings per share Same Store Sales 2.3% YTD and 4.1% for 2nd Quarter 20.8% growth in Adjusted EPS Improved Operating Margins Repriced Debt (March 2011) 2011 IN REVIEW 21

22 REVENUE GROWTH CAGR 8.6% ($ in millions)

23 ADJUSTED EBITDA GROWTH AND MARGINS* CAGR 13.3% * Excludes relocation expenses and cost related to the ACP acquisition. 13.2% 13.5% 14.1% Adjusted EBITDA (in millions) Adjusted EBITDA Margins % 14.9%

24 GROWTH IN ADJUSTED EPS * Excludes relocation expenses, cost related to the ACP acquisition and accelerated non-cash preferred dividend in 2008. CAGR 30.4%

STEADY COMPARABLE QUARTER GROWTH 2009 2010 2011 Adjusted EBITDA* ($ in millions) * Excludes relocation expenses and cost related to the ACP acquisition. Revenues ($ in millions) Adjusted Earnings Per Diluted Share* * Excludes relocation expenses, cost related to the ACP acquisition and accelerated non-cash preferred dividend. 25 2008

IMPROVED LEVERAGE & LIQUIDITY 26 NOTE: Net Debt is Total Debt less Cash and Adjusted EBITDA adds back Restricted Stock and Deferred Compensation Non-Cash Expenses At 06/30/11 (millions) Cash and equivalents $ 19.50 Availability on Revolver $ 96.60 Total liquidity $ 116.10 Debt $ 506.10

DAYS SALES OUTSTANDING

Compelling industry growth drivers Dominant market position Attractive organic growth opportunities Adjacent continuum of care opportunities Proven acquisition capabilities Solid financial position KEY INVESTMENT POINTS 28

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